UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2016

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,”  “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology.  Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.  Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors including, but not limited to the risks that our liquidity issues will prevent or delay our ability to expand distribution into new markets or continue to actively market in existing markets; that we will not be able to achieve or expand revenues in newly licensed territories at the rate or level expected, or at all; that we will not be successful in registering and receiving regulatory authorizations in new territories at the rate or level expected, or at all; that we will experience manufacturing, shipping or other delays in product shipments in newly licensed territories; and that the launch of a bundled product offering will not provide clinical benefits on wound healing and will not achieve additional revenues; that our product development and approval efforts may be delayed due to our limited resources and those of our distribution affiliates; and that we may  become insolvent and, as a result, fail to execute our business plan or continue as a going concern.  In addition, factors and risks that may cause forward-looking statements to fail to come to pass are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed by us with the Securities and Exchange Commission.  Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 7.01	Regulation FD Disclosure

On February 22, 2016, ULURU Inc. (the “Company”) issued a press release to provide an update on the Company’s recent business activities

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Event

Item 7.01 is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated February 22, 2016 entitled “ULURU INC. PROVIDES UPDATE ON RECENT BUSINESS ACTIVITIES – FEBRUARY 2016”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: February 22, 2016	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer